SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 19, 1998

                                 BEV-TYME, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                            0-21166                       36-37639323
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
Formation)


800 Sheffield Avenue, Brooklyn, New York                                   11207
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (718) 485-9222
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          (Former name or former address, if changes since last report)


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Item 5.  OTHER EVENTS


         On March 19, 1998, Mootch & Muck, Inc., a wholly owned subsidiary of Bev-Tyme, Inc. (the "Registrant"), filed a Petition for Reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of New York. Mootch & Muck, Inc. operates the Registrant's beverage distribution business.


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


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                     BEV TYME, INC.



                                               By: /s/ Alfred Sipper
                                                  ------------------------------
                                                       ALFRED SIPPER
                                                       President

Dated:  March 19, 1998